Exhibit 99.1

Talos Energy Completes Acquisition of EnVen Energy Corporation

Houston, TX, February 13, 2023, – Talos Energy Inc. (“Talos” or the “Company”) (NYSE: TALO) announced the completion of its previously announced acquisition of EnVen Energy Corporation (“EnVen”). The Company expects to provide 2023 financial and operational guidance for the combined company to investors concurrently with the fourth quarter and full year 2022 earnings press release to be issued on Tuesday, February 28, 2023.

After completing the acquisition Talos has approximately 126,370,000 shares of common stock outstanding and a market capitalization of approximately $2.5 billion, assuming the closing share price as of February 10, 2023.

Talos President and Chief Executive Officer Timothy S. Duncan commented: “We are excited to close the EnVen transaction, which adds significant scale and diversity to our business and integrate these high-margin, oil-weighted assets, operated infrastructure and overlapping acreage into our portfolio, strengthening our position as a safe, reliable, responsible operator in the Gulf of Mexico. The added scale and greater free cash flow generation ability also allows us to be even more competitive in our Carbon Capture & Sequestration business. I’m extremely proud of the Talos team for their strong focus and hard work and appreciate the continued support of the EnVen employees as we work together to ensure successful integration and realize the valuable synergies this transaction provides. We look forward to sharing our plans for the future in our upcoming earnings call.”

As previously announced, the combined company is led by the senior management team of Talos. In addition, in connection with the closing of the acquisition and as previously announced, Robert Tichio, the Riverstone Holdings representative serving on Talos’s Board of Directors, resigned from the Board of Directors, and Shandell Szabo and Richard Sherrill, two directors designated by EnVen, were appointed to the Board of Directors. The Board of Directors now consists of seven independent directors and Mr. Duncan.

ABOUT TALOS ENERGY

Talos Energy (NYSE: TALO) is a technically driven independent exploration and production company focused on safely and efficiently maximizing long-term value through its operations, currently in the United States and offshore Mexico, both upstream through oil and gas exploration and production and downstream through the development of future carbon capture and storage opportunities. As one of the Gulf of Mexico’s largest public independent producers, we leverage decades of technical and offshore operational expertise toward the acquisition, exploration and development of assets in key geological trends that are present in many offshore basins around the world. With a focus on environmental stewardship, we are also utilizing our expertise to explore opportunities to reduce industrial emissions through our carbon capture and storage initiatives along the U.S. Gulf Coast and Gulf of Mexico. For more information, visit www.talosenergy.com.

TALOS ENERGY INVESTOR RELATIONS CONTACT

Sergio Maiworm

+1.713.328.3008

investor@talosenergy.com

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

This communication may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this communication, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this communication, the words “will,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “forecast,” “may,” “objective,” “plan” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002
US 9599816v.3

We caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, the anticipated future performance of the combined company, the success of our carbon capture and sequestration projects, commodity price volatility, the lack of a resolution to the war in Ukraine and its impact on certain commodity markets; the ability or willingness of the Organization of Petroleum Exporting Countries (“OPEC”) and non-OPEC countries, such as Saudi Arabia and Russia, to set and maintain oil production levels and the impact of any such actions; the impact of the ongoing sub-surface water flood project in the Phoenix Field and any updates to our estimated ultimate recovery from such project; lack of transportation and storage capacity as a result of oversupply, government regulations and actions or other factors; sustained inflation and the impact of central bank policy in response thereto; lack of availability of drilling and production equipment and services; environmental risks; drilling and other operating risks; regulatory changes; adverse weather events, including tropical storms, hurricanes and winter storms; cybersecurity threats; the continued impact of the coronavirus disease 2019 (“COVID-19”), including any new strains or variants, and governmental measures related thereto; the uncertainty inherent in estimating reserves and in projecting future rates of production, cash flow and access to capital; the timing of development expenditures; the possibility that the anticipated benefits of recent acquisitions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of such acquisitions; changes to federal income tax laws and regulations, including the Inflation Reduction Act of 2022; environmental risks; failure to find, acquire or gain access to other discoveries and prospects or to successfully develop and produce from our current discoveries and prospects; geologic risk; drilling and other operating risks; well control risk; regulatory changes; the uncertainty inherent in estimating reserves and in projecting future rates of production; cash flow and access to capital; the timing of development expenditures; potential adverse reactions or competitive responses to our acquisitions and other transactions; the possibility that the anticipated benefits of our acquisitions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of acquired assets and operations, and the other risks discussed in Part I, Item 1A. “Risk Factors” of Talos Energy Inc.’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 25, 2022, Part II, Item 1A. “Risk Factors” of Talos Energy Inc.’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2022, June 30, 2022 and September 30, 2022, respectively, filed with the SEC on May 5, 2022, August 5, 2022 and November 3, 2022, respectively, and the other risks discussed in the “Risk Factors” section of Talos Energy Inc.’s Definitive Proxy Statement, filed with the SEC on January 10, 2023. Should one or more of the risks or uncertainties described herein occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this communication.

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002
US 9599816v.3